Exhibit 99.h2l

Execution

Amendment

To

Sub-Transfer Agency And Shareholder Services Agreement

This Amendment To Sub-Transfer Agency And Shareholder Services Agreement, dated as of December 21, 2018 ("Amendment"), is being entered into by and among BNY Mellon Investment Servicing (US) Inc. ("BNYM"), Virtus Fund Services, LLC ("Company") and each of the "Funds", which is hereby defined to mean each of the Investment Companies and each Portfolio of each such Investment Company listed on Schedule B to the Amended Agreement (as defined below).

Background

BNYM, certain of the Funds and VP Distributors, Inc., as transfer agent to the Funds, entered into the Sub-Transfer Agency And Shareholder Services Agreement as of April 15, 2011 ("Original Agreement"). VP Distributors, LLC, the surviving entity in a merger with VP Distributors, Inc. that was effective September 22, 2011, transferred all rights and obligations as transfer agent of the Funds under the Original Agreement to the Company pursuant to an Assignment and Assumption Agreement, effective as of January 1, 2013, among VP Distributors, LLC, the Company, certain of the Funds and BNYM (the Original Agreement as so assigned and amended being the "Assigned Agreement").

BNYM, the Company and the Funds subsequently entered into amendments to the Assigned Agreement, dated as of March 21, 2014, June 1, 2014, August 19, 2014, November 12, 2014, March 24,

2015, May 28, 2015, September 1, 2015, December 10, 2015, July 27, 2016, February 1, 2017, September

18, 2017, January 1, 2018, and September 20, 2018 (the Assigned Agreement as so amended being the "Current Agreement").

The parties now wish to amend and restate Schedule B to reflect the name changes, additions, mergers and liquidations of Portfolios.

Terms

NOW, THEREFORE, in consideration of the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree to all statements made above and as follows:

1.          Modifications to Current Agreement. The Current Agreement is hereby amended by deleting Schedule B and replacing it in its entirety with the Schedule B attached to the Amendment To Sub-Transfer Agency And Shareholder Services Agreement, dated as of December 21, 2018, by and among BNYM, the Company and the Funds.

2.          Adoption of Amended Agreement by New Funds. Each Fund that has been added to Schedule B by virtue of this Amendment acknowledges and agrees that (i) by virtue of execution of this Amendment, each new Fund becomes and is a party to the Current Agreement as amended by this Amendment ("Amended Agreement") as of the date first written above, or if BNYM commenced providing services to a Fund prior to the date first written above, as of the date BNYM first provided services to the Fund, and (ii) it is bound by all terms and conditions of the Amended Agreement as of such date.

3.          Remainder of Current Agreement. Except as specifically modified by this Amendment, all terms and conditions of the Current Agreement shall remain in full force and effect.

4.          Governing Law. The governing law of the Current Agreement shall be the governing law of this Amendment.

5.          Entire Agreement. This Amendment constitutes the final, complete, exclusive and fully integrated record of the agreement of the parties with respect to the subject matter herein and the amendment of the Current Agreement.

6.          Facsimile Signatures; Counterparts.         This Amendment may be executed in one more counterparts; such execution of counterparts may occur by manual signature, facsimile signature, manual signature transmitted by means of facsimile transmission or manual signature contained in an imaged document attached to an email transmission; and each such counterpart executed in accordance with the foregoing shall be deemed an original, with all such counterparts together constituting one and the same instrument. The exchange of executed copies of this Amendment or of executed signature pages to this Amendment by facsimile transmission or as an imaged document attached to an email transmission shall constitute effective execution and delivery hereof and may be used for all purposes in lieu of a manually executed copy of this Amendment.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized officers, as of the day and year first above written.

BNY Mellon Investment Servicing (US) Inc.		Virtus Alternative Solutions Trust
Virtus Asset Trust
By:	/s/ Robert C. Jordan	Virtus Equity Trust
Virtus Opportunities Trust
Name:	Robert C. Jordan	Virtus Retirement Trust
Title:	Director	On behalf of each Fund in its individual and separate capacity, and not on behalf of any other Fund

Virtus Fund Services, LLC		By:	/s/ Heidi Griswold

By:	/s/ Heidi Griswold	Name:	Heidi Griswold

Name:	Heidi Griswold	Title:	VP, Mutual Fund Services

Title:	VP, Mutual Fund Services

SCHEDULE B

(Dated: December 21, 2018)

THIS SCHEDULE B is Schedule B to that certain Sub-Transfer Agency And Shareholder Services Agreement, dated as of April 15, 2011, as amended, by and among BNY Mellon Investment Servicing (US) Inc., Virtus Fund Services, LLC (under the name of its predecessor in interest, VP Distributors, Inc.) and the Funds, as further set forth below.

Portfolios

Investment Company:	Virtus Alternative Solutions Trust

Portfolios:

Virtus Aviva Multi-Strategy Target Return Fund A
Virtus Aviva Multi-Strategy Target Return Fund C
Virtus Aviva Multi-Strategy Target Return Fund I
Virtus Aviva Multi-Strategy Target Return Fund R6
Virtus Duff & Phelps Select MLP and Energy Fund A
Virtus Duff & Phelps Select MLP and Energy Fund C
Virtus Duff & Phelps Select MLP and Energy Fund I
Virtus KAR Long/Short Equity Fund A1

Virtus KAR Long/Short Equity Fund C1
Virtus KAR Long/Short Equity Fund I1

Virtus KAR Long/Short Equity Fund R61

Virtus Newfleet Credit Opportunities Fund A

Virtus Newfleet Credit Opportunities Fund C

Virtus Newfleet Credit Opportunities Fund I
Virtus Newfleet Credit Opportunities Fund R6

Investment Company: Virtus Asset Trust

Portfolios:

Virtus Ceredex Large-Cap Value Equity Fund A
Virtus Ceredex Large-Cap Value Equity Fund C
Virtus Ceredex Large-Cap Value Equity Fund I
Virtus Ceredex Large-Cap Value Equity Fund R6+
Virtus Ceredex Mid-Cap Value Equity Fund A
Virtus Ceredex Mid-Cap Value Equity Fund C
Virtus Ceredex Mid-Cap Value Equity Fund I
Virtus Ceredex Mid-Cap Value Equity Fund R6+
Virtus Ceredex Small-Cap Value Equity Fund A
Virtus Ceredex Small-Cap Value Equity Fund C
Virtus Ceredex Small-Cap Value Equity Fund I
Virtus Conservative Allocation Strategy Fund A2
Virtus Conservative Allocation Strategy Fund C2
Virtus Conservative Allocation Strategy Fund I2
Virtus Growth Allocation Strategy Fund A2

1 BNYM commenced servicing on December 6, 2018.

2 Liquidated on November 13, 2018. Will not appear on future Schedule B.

Execution

Virtus Growth Allocation Strategy Fund C2

Virtus Growth Allocation Strategy Fund I2
Virtus Seix Core Bond Fund A
Virtus Seix Core Bond Fund I
Virtus Seix Core Bond Fund R
Virtus Seix Core Bond Fund R6+
Virtus Seix Corporate Bond Fund A
Virtus Seix Corporate Bond Fund C
Virtus Seix Corporate Bond Fund I
Virtus Seix Floating Rate High Income Fund A
Virtus Seix Floating Rate High Income Fund C

Virtus Seix Floating Rate High Income Fund I

Virtus Seix Floating Rate High Income Fund R6+

Virtus Seix Georgia Tax-Exempt Bond Fund A

Virtus Seix Georgia Tax-Exempt Bond Fund I

Virtus Seix High Grade Municipal Bond Fund A

Virtus Seix High Grade Municipal Bond Fund I

Virtus Seix High Income Fund A

Virtus Seix High Income Fund I

Virtus Seix High Income Fund R

Virtus Seix High Income Fund R6+

Virtus Seix High Yield Fund A

Virtus Seix High Yield Fund I

Virtus Seix High Yield Fund R

Virtus Seix High Yield Fund R6+

Virtus Seix Investment Grade Tax-Exempt Bond Fund A

Virtus Seix Investment Grade Tax-Exempt Bond Fund I

Virtus Seix Limited Duration I3

Virtus Seix North Carolina Tax-Exempt Bond Fund A

Virtus Seix North Carolina Tax-Exempt Bond Fund I

Virtus Seix Short-Term Bond Fund A

Virtus Seix Short-Term Bond Fund C

Virtus Seix Short-Term Bond Fund I

Virtus Seix Short-Term Municipal Bond Fund A

Virtus Seix Short-Term Municipal Bond Fund I

Virtus Seix Total Return Bond Fund A

Virtus Seix Total Return Bond Fund I

Virtus Seix Total Return Bond Fund R

Virtus Seix Total Return Bond Fund R6+

Virtus Seix U.S. Government Securities Ultra-Short Bond Fund A

Virtus Seix U.S. Government Securities Ultra-Short Bond Fund I

Virtus Seix U.S. Government Securities Ultra-Short Bond Fund R6+

Virtus Seix U.S. Mortgage Fund A

Virtus Seix U.S. Mortgage Fund C

Virtus Seix U.S. Mortgage Fund I

Virtus Seix Ultra-Short Bond Fund A

Virtus Seix Ultra-Short Bond Fund I

Virtus Seix Virginia Intermediate Municipal Bond Fund A

Virtus Seix Virginia Intermediate Municipal Bond Fund I

Virtus Silvant Large-Cap Growth Stock Fund A

3 Liquidated on February 7, 2018. Will not appear on future Schedule B.

Execution

Virtus Silvant Large-Cap Growth Stock Fund C

Virtus Silvant Large-Cap Growth Stock Fund I

Virtus Silvant Large-Cap Growth Stock Fund R6+

Virtus Silvant Small-Cap Growth Stock Fund A

Virtus Silvant Small-Cap Growth Stock Fund C

Virtus Silvant Small-Cap Growth Stock Fund I

Virtus WCM International Equity Fund A

Virtus WCM International Equity Fund I

Virtus WCM International Equity Fund R6+

Virtus Zevenbergen Innovative Growth Stock Fund A

Virtus Zevenbergen Innovative Growth Stock Fund I

Investment Company:	Virtus Equity Trust

Portfolios:

Virtus Contrarian Value Fund A4

Virtus Contrarian Value Fund C4

Virtus Contrarian Value Fund I4

Virtus Contrarian Value Fund R64

Virtus KAR Capital Growth Fund A

Virtus KAR Capital Growth Fund C

Virtus KAR Capital Growth Fund I

Virtus KAR Capital Growth Fund R6

Virtus KAR Global Quality Dividend Fund A

Virtus KAR Global Quality Dividend Fund C

Virtus KAR Global Quality Dividend Fund I

Virtus KAR Mid-Cap Core Fund A

Virtus KAR Mid-Cap Core Fund C

Virtus KAR Mid-Cap Core Fund I

Virtus KAR Mid-Cap Core Fund R6

Virtus KAR Mid-Cap Growth Fund A

Virtus KAR Mid-Cap Growth Fund C

Virtus KAR Mid-Cap Growth Fund I

Virtus KAR Mid-Cap Growth Fund R6

Virtus KAR Small-Cap Core Fund A

Virtus KAR Small-Cap Core Fund C

Virtus KAR Small-Cap Core Fund I

Virtus KAR Small-Cap Core Fund R6

Virtus KAR Small-Cap Growth Fund A

Virtus KAR Small-Cap Growth Fund C

Virtus KAR Small-Cap Growth Fund I

Virtus KAR Small-Cap Growth Fund R6

Virtus KAR Small-Cap Value Fund A

Virtus KAR Small-Cap Value Fund C

Virtus KAR Small-Cap Value Fund I

Virtus KAR Small-Cap Value Fund R6

Virtus KAR Small-Mid Cap Core Fund A5

Virtus KAR Small-Mid Cap Core Fund C5

4 Merged into corresponding Portfolio of Virtus Ceredex Mid-Cap Value Equity Fund on January 19, 2018. Will not appear on future Schedule B.

5 BNYM commenced servicing on March 7, 2018.

Execution

Virtus KAR Small-Mid Cap Core Fund I5 Virtus KAR Small-Mid Cap Core Fund R65 Virtus Rampart Enhanced Core Equity Fund A Virtus Rampart Enhanced Core Equity Fund C Virtus Rampart Enhanced Core Equity Fund I Virtus Rampart Enhanced Core Equity Fund R6

Virtus Strategic Allocation Fund A (until merger on or about January 25, 2019) Virtus Strategic Allocation Fund C (until merger on or about January 25, 2019) Virtus Tactical Allocation Fund A

Virtus Tactical Allocation Fund C

Virtus Tactical Allocation Fund I (effective on or about January 29, 2019)

Investment Company:	Virtus Opportunities Trust

Portfolios:

Virtus Duff & Phelps Global Infrastructure Fund A

Virtus Duff & Phelps Global Infrastructure Fund C

Virtus Duff & Phelps Global Infrastructure Fund I

Virtus Duff & Phelps Global Infrastructure Fund R6

Virtus Duff & Phelps Global Real Estate Securities Fund A

Virtus Duff & Phelps Global Real Estate Securities Fund C

Virtus Duff & Phelps Global Real Estate Securities Fund I

Virtus Duff & Phelps Global Real Estate Securities Fund R6

Virtus Duff & Phelps International Equity Fund A6

Virtus Duff & Phelps International Equity Fund C6

Virtus Duff & Phelps International Equity Fund I6

Virtus Duff & Phelps International Real Estate Securities Fund A

Virtus Duff & Phelps International Real Estate Securities Fund C

Virtus Duff & Phelps International Real Estate Securities Fund I

Virtus Duff & Phelps Real Estate Securities Fund A

Virtus Duff & Phelps Real Estate Securities Fund C

Virtus Duff & Phelps Real Estate Securities Fund I

Virtus Duff & Phelps Real Estate Securities Fund R6 Virtus Herzfeld Fund A

Virtus Herzfeld Fund C Virtus Herzfeld Fund I

Virtus Horizon International Wealth Masters Fund A6

Virtus Horizon International Wealth Masters Fund C6

Virtus Horizon International Wealth Masters Fund I6

Virtus Horizon Wealth Masters Fund A

Virtus Horizon Wealth Masters Fund C

Virtus Horizon Wealth Masters Fund I

Virtus KAR Emerging Markets Small-Cap Fund A

Virtus KAR Emerging Markets Small-Cap Fund C

Virtus KAR Emerging Markets Small-Cap Fund I

Virtus KAR International Small-Cap Fund A

Virtus KAR International Small-Cap Fund C

Virtus KAR International Small-Cap Fund I

Virtus KAR International Small-Cap Fund R6

Virtus Newfleet Bond Fund A

6 Liquidated on April 28, 2018. Will not appear on future Schedule B.

Execution

Virtus Newfleet Bond Fund C

Virtus Newfleet Bond Fund I

Virtus Newfleet Bond Fund R6

Virtus Newfleet CA Tax-Exempt Bond Fund A

Virtus Newfleet CA Tax-Exempt Bond Fund I

Virtus Newfleet High Yield Fund A

Virtus Newfleet High Yield Fund C

Virtus Newfleet High Yield Fund I

Virtus Newfleet High Yield Fund R6

Virtus Newfleet Low Duration Income Fund A

Virtus Newfleet Low Duration Income Fund C

Virtus Newfleet Low Duration Income Fund I

Virtus Newfleet Low Duration Income Fund R6 (effective on or about December 18, 2018)

Virtus Newfleet Multi-Sector Intermediate Bond Fund A

Virtus Newfleet Multi-Sector Intermediate Bond Fund C

Virtus Newfleet Multi-Sector Intermediate Bond Fund I

Virtus Newfleet Multi-Sector Intermediate Bond Fund R6

Virtus Newfleet Multi-Sector Short Term Bond Fund A

Virtus Newfleet Multi-Sector Short Term Bond Fund C

Virtus Newfleet Multi-Sector Short Term Bond Fund C1

Virtus Newfleet Multi-Sector Short Term Bond Fund I

Virtus Newfleet Multi-Sector Short Term Bond Fund R6

Virtus Newfleet Senior Floating Rate Fund A

Virtus Newfleet Senior Floating Rate Fund C

Virtus Newfleet Senior Floating Rate Fund I

Virtus Newfleet Senior Floating Rate Fund R6

Virtus Newfleet Tax-Exempt Bond Fund A

Virtus Newfleet Tax-Exempt Bond Fund C

Virtus Newfleet Tax-Exempt Bond Fund I

Virtus Rampart Alternatives Diversifier Fund A (formerly, Virtus Alternatives Diversifier Fund A)

Virtus Rampart Alternatives Diversifier Fund C (formerly, Virtus Alternatives Diversifier Fund C)

Virtus Rampart Alternatives Diversifier Fund I (formerly, Virtus Alternatives Diversifier Fund I)

Virtus Rampart Equity Trend Fund A

Virtus Rampart Equity Trend Fund C

Virtus Rampart Equity Trend Fund I

Virtus Rampart Equity Trend Fund R6

Virtus Rampart Global Equity Trend Fund A6

Virtus Rampart Global Equity Trend Fund C6

Virtus Rampart Global Equity Trend Fund I6

Virtus Rampart Low Volatility Equity Fund A6

Virtus Rampart Low Volatility Equity Fund C6

Virtus Rampart Low Volatility Equity Fund I6

Virtus Rampart Multi-Asset Trend Fund A

Virtus Rampart Multi-Asset Trend Fund C

Virtus Rampart Multi-Asset Trend Fund I

Virtus Rampart Sector Trend Fund A (formerly, Virtus Sector Trend Fund A)

Virtus Rampart Sector Trend Fund C (formerly, Virtus Sector Trend Fund C)

Virtus Rampart Sector Trend Fund I (formerly, Virtus Sector Trend Fund I)

Virtus Vontobel Emerging Markets Opportunities Fund A

Virtus Vontobel Emerging Markets Opportunities Fund C

Virtus Vontobel Emerging Markets Opportunities Fund I

Virtus Vontobel Emerging Markets Opportunities Fund R6

Virtus Vontobel Foreign Opportunities Fund A

Execution

Virtus Vontobel Foreign Opportunities Fund C

Virtus Vontobel Foreign Opportunities Fund I

Virtus Vontobel Foreign Opportunities Fund R6 Virtus

Vontobel Global Opportunities Fund A

Virtus Vontobel Global Opportunities Fund C

Virtus Vontobel Global Opportunities Fund I

Virtus Vontobel Global Opportunities Fund R6

Virtus Vontobel Greater European Opportunities Fund A

Virtus Vontobel Greater European Opportunities Fund C

Virtus Vontobel Greater European Opportunities Fund I

Investment Company: Virtus Retirement Trust

Portfolios:

Virtus DFA 2015 Target Date Retirement Income Fund A7

Virtus DFA 2015 Target Date Retirement Income Fund I7

Virtus DFA 2015 Target Date Retirement Income Fund R67

Virtus DFA 2020 Target Date Retirement Income Fund A7

Virtus DFA 2020 Target Date Retirement Income Fund I7

Virtus DFA 2020 Target Date Retirement Income Fund R67

Virtus DFA 2025 Target Date Retirement Income Fund A8

Virtus DFA 2025 Target Date Retirement Income Fund I8

Virtus DFA 2025 Target Date Retirement Income Fund R68

Virtus DFA 2030 Target Date Retirement Income Fund A7

Virtus DFA 2030 Target Date Retirement Income Fund I7

Virtus DFA 2030 Target Date Retirement Income Fund R67

Virtus DFA 2035 Target Date Retirement Income Fund A7

Virtus DFA 2035 Target Date Retirement Income Fund I7

Virtus DFA 2035 Target Date Retirement Income Fund R67

Virtus DFA 2040 Target Date Retirement Income Fund A7

Virtus DFA 2040 Target Date Retirement Income Fund I7

Virtus DFA 2040 Target Date Retirement Income Fund R67

Virtus DFA 2045 Target Date Retirement Income Fund A7

Virtus DFA 2045 Target Date Retirement Income Fund I7

Virtus DFA 2045 Target Date Retirement Income Fund R67

Virtus DFA 2050 Target Date Retirement Income Fund A7

Virtus DFA 2050 Target Date Retirement Income Fund I7

Virtus DFA 2050 Target Date Retirement Income Fund R67

Virtus DFA 2055 Target Date Retirement Income Fund A8

Virtus DFA 2055 Target Date Retirement Income Fund I8

Virtus DFA 2055 Target Date Retirement Income Fund R68

Virtus DFA 2060 Target Date Retirement Income Fund A7

Virtus DFA 2060 Target Date Retirement Income Fund I7

Virtus DFA 2060 Target Date Retirement Income Fund R67

+ IS share class of Portfolios of Virtus Asset Trust renamed R6 share class.

7 Liquidated October 30, 2018. Will not appear on future Schedule B.

8 Liquidated December 20, 2018. Will not appear on future Schedule B.

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